Exhibit 99.4

International Stem Cell Corporation
Unaudited Pro Forma Financial Information
The following presents our unaudited pro forma financial information for the year ended December 31, 2005 and as of and for the nine months ended September 30, 2006. The pro forma statements of operations for the year ended December 31, 2005 and the nine months ended September 30, 2006 give effect to the combined operations of the three companies, International Stem Cell Corporation (“International”), BTHC III, Inc. (“BTHC”) and Lifeline Cell Technology, LLC (“Lifeline”). The unaudited pro forma balance sheet as of September 30, 2006 has been prepared as if (i) the issuance of 20 million shares of BTHC in exchange for all of the issued and outstanding stock of International held by the International shareholders whereby International became a wholly owned subsidiary of BTHC, (ii) the issue of 1,709,993 shares resulting from the 4.42:1 forward stock split to the pre-existing shareholders of BTHC, (iii) the issue of 555,552 shares in exchange for $500,000 in subscriptions for share received by International, $310,300 as of September 30, 2006 and $187,700 subsequently, (iv) the repayment of $400,000 and $500,000 notes payable in December, (v) the issue of 1,000,000 shares prepayment of a one year services contract and 350,000 shares as compensation for legal services related to the share issue, and (vi) the issue of 11,205,950 shares in exchange for $9,630,651 net of fees, commissions and expenses raised under a private placement memorandum, had occurred on that date. The pro forma adjustments are based upon available information and certain assumptions that we believe are reasonable. The share exchange agreement between BTHC III and International Stem Corporation will be accounted for as a reverse merger. In the reverse merger, BTHC III will be considered the legal acquirer and International Stem Cell Corporation will be considered the accounting acquirer.
The unaudited pro forma financial information is for informational purposes only and does not purport to present what our results would actually have been had these transactions actually occurred on the dates presented or to project our results of operations or financial position for any future period. You should read the information set forth below together with (i) the audited Lifeline financial statements as of December 31, 2004 and 2005 and for each of the years there ended, and the unaudited Lifeline Cell Technology, LLC financial statements as of September 30, 2006 and 2005 and for the nine months there ended, including the notes thereto, included in this report, and (ii) the International audited financial statements as of September 30, 2006 and for the nine month period there ended, including the notes thereto, and (iii) the audited BTHC financial statements as of December 31, 2004 and 2005 included in the BTHC Annual Report on Form 10-SB12GA for the fiscal year ended December 31, 2005, which is incorporated by reference and for each of the years there ended, including the notes thereto, and the unaudited BTHC financial statements as of September 30, 2006 included in the BTHC Quarterly Report on Form 10QSB for the period ended September 30, 2006, which is incorporated by reference, including the notes thereto.

INTERNATIONAL STEM CELL CORPORATION and SUBSIDIARIES
Pro Forma Consolidated Balance Sheet
As at September 30, 2006

		Lifeline
	International	Cell				Proforma
	Stem Cell	Technology,	BTHC	Proforma		Balance
	Corporation	LLC	III, Inc.	Adjustments		Sheet
Assets		unaudited	unaudited	unaudited		unaudited
Current assets
Cash and cash equivalents		$43,656		9,630,651	(6)	$8,514,007
				189,700	(8)
				(900,000)	(9)
				(450,000)	(10)
Receivable from Lifeline	310,300			(310,300)	(1)
Due from International Stemcell		$55,334		(55,334)	(1)
Prepaid stock issue expenses	68,957			(68,957)	(5)
Other assets		11,926		1,000,000	(11)	1,011,926

Total current assets	379,257	110,916				9,525,933
Property and equipment, net		117,514				117,514
Patent licenses, net		680,460				680,460
Deposits and other assets		21,223				21,223

Total assets	$379,257	$930,113				$10,345,130

Liabilities and Shareholder’ Equity
Current liabilities
Accounts payable		$192,342				$192,342
Accrued expenses	$104,862	63,255		(25,693)	(9)	142,424
Payable to Lifeline	55,334			(55,334)	(1)
Payable to International Stemcell		310,300		(310,300)	(1)
Promissory note		500,000	—	(500,000)	(9)	—
Related party payables		599,310	$31,549			630,859

Total current liabilities	160,196	1,665,207	31,549			965,625
Promissory notes		1,121,647		(374,307)	(9)	747,340

Total liabilities	160,196	2,786,854	31,549			1,712,965
Stockholders’ equity
Capital Stock			500	1,710	(3)	35,321
				20,000	(2)
				345	(4)
				11,206	(6)
				211	(8)
				1,000	(11)
				350	(12)
Additional paid-in capital	310,300	1,315,457	500	(1,710)	(3)	14,545,281
				2,665,000	(2)
				(345)	(4)
				(68,957)	(5)
				9,619,445	(6)
				(32,549)	(7)
				189,489	(8)
				(450,000)	(10)
				999,000	(11)
				(350)	(12)
Members’ contribution		2,685,000		(2,685,000)	(2)
Retained earnings	(91,239)	(5,857,198)	(32,549)	32,549	(7)	(5,948,437)

Total members’ equity	219,061	(1,856,741)	(31,549)			8,632,165

Total liabilities and equity	$379,257	$930,113	$—			$10,345,130

Pro Forma Adjustments
(1)	To eliminate intercompany accounts

(2)	Members’ contributions converted into 20,000,000 shares of common stock

(3)	BTHC III forward split 4.42:1

(4)	Issue of 344,778 subscribed shares in International

(5)	Allocation of stock issue expenses to additional paid-in capital

(6)	Subscriptions for 11,205,950 shares of International in November and December 2006

(7)	Elimination of BTHC deficit

(8)	Issue of 210,774 subscribed shares for cash received in International after September 30, 2006

(9)	Repayment of $500,000 and $400,000 promissory notes

(10)	Payment of fee for public shell company

(11)	1,000,000 shares issued for 1 year future contract

(12)	350,000 shares issued for legal expenses related to the issue of shares

(13)	All shares of common stock of International Stem Cell Corporation are exchanged 1:1 for shares of common stock of BTHC III, Inc.

INTERNATIONAL STEM CELL CORPORATION and SUBSIDIARIES
Pro Forma Unaudited Consolidated Statement of Operations
Nine Months ended September 30, 2006

	International	Lifeline Cell			Pro forma
	Stem Cell	Technology,	BTHC	Pro forma	Statement of
	Corporation	LLC	III, Inc.	Adjustment	Operations
		unaudited	unaudited	unaudited	unaudited
Sales		$1,745			$1,745
Cost of sales	—	19,827			19,827

Gross profit	—	(18,082)	—	—	(18,082)
Expenses
Research and development	—	735,499	—	—	735,498
Marketing	—	22,279	—	—	22,279
General and administrative	$91,239	1,584,729	$24,253	($24,253)	1,675,968

Total expenses	91,239	2,342,507	24,253	(24,253)	2,433,746
Loss from operations	(91,239)	(2,360,589)	(24,253)	24,253	(2,451,828)
Other income (expense)
Settlement with related company	—	(93,333)	—	—	(93,333)
Miscellaneous Income	—	260	—	—	260
Interest Income	—	8	—	—	8
Interest Expense	—	(117,939)	—	—	(117,939)
Sublease income	—	6,300	—	—	6,300

Total other expense	—	(204,704)	—	—	(204,704)

Loss before tax	(91,239)	(2,565,293)	(24,253)	24,253	(2,656,532)
Provision for taxes		800			800

Net loss	($91,239)	($2,566,093)	($24,253)	$24,253	($2,657,332)

Pro Forma Adjustment
Elimination of BTHC III administrative expense

INTERNATIONAL STEM CELL CORPORATION and SUBSIDIARIES
Pro Forma Unaudited Consolidated Statement of Operations
For the Year Ended December 31, 2005

	International
	Stem Cell	Lifeline Cell			Pro forma
	Corporation	Technology,	BTHC	Pro forma	Statement of
	(a)	LLC	III, Inc.	Adjustment	Operations
		unaudited	unaudited	unaudited	unaudited
Expenses
Research and development	—	$804,191	—	—	$804,191
Marketing	—	36,361	—	—	36,361
General and administrative	—	461,523	$8,296	($8,296)	461,523

Total expenses	—	1,302,075	8,296	(8,296)	1,302,075
Loss from operations	—	(1,302,075)	(8,296)	8,296	(1,302,075)
Other income (expense)
Interest Income	—	405	—	—	405
Interest Expense	—	(96,120)	—	—	(96,120)
Sublease income	—	7,800	—	—	7,800
Other income	—	5,045	—	—	5,045

Total other expense	—	(82,870)	—	—	(82,870)

Loss before tax	—	(1,384,945)	(8,296)	8,296	(1,384,945)
Provision for taxes	—	800	—	—	800

Net loss	—	($1,385,745)	($8,296)	$8,296	($1,385,745)

Pro Forma Adjustment
Elimination of BTHC III administrative expense
Note
(a) Not formed in 2005